FIRST AMENDMENT
                                TO
                          LOAN AGREEMENT


     THIS FIRST AMENDMENT TO LOAN AGREEMENT (this "Agreement") is made as of the 20th day of February, 1997, by and among DAVCO RESTAURANTS, INC., a corporation organized and existing under the laws of the State of Delaware ("DavCo"), and its Subsidiaries signing below, jointly and severally (each of DavCo and those Subsidiaries, a "Borrower"; DavCo those Subsidiaries collectively, the "Borrower"), jointly and severally, and THE FIRST NATIONAL BANK OF MARYLAND, a national banking association (the "Lender").

                                    RECITALS

     1. The Lender and the Borrower are parties to a Loan Agreement dated July 5, 1996 (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Loan Agreement") under which the Lender has established the "Second Revolving Credit Facility" described in the Loan Agreement, which has a Second Revolving Credit Termination Date of January 18, 1997.

     2. The Borrower has requested that the Lender extend the Second Revolving Credit Expiration Date and expand the permitted uses of advances under the Second Revolving Credit Facility.

     3. The Lender has agreed to do so subject to the terms and conditions set forth in this Agreement.

     NOW, THEREFORE in consideration of the premises and of the mutual covenants and conditions contained herein, the Borrower and the Lender agree as follows:
                                   AGREEMENTS

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Borrower and the Lender agree as follows:

     1. The Borrower and the Lender agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Loan Agreement shall have the same meaning under this Agreement.

     2. The Borrower represents and warrants to the Lender as follows:

          (a) The Borrower is a corporation duly organized, and validly existing and in good standing under the laws of the state in which it was organized and is duly qualified to do business as a foreign corporation in good standing in every other state wherein the conduct of its business or the ownership of its property requires such qualification;

          (b) The Borrower has the power and authority to execute and deliver this Agreement and perform its obligations hereunder and has taken all necessary and appropriate corporate action to authorize the execution, delivery and performance of this Agreement;

               The Loan Agreement, as amended by this Agreement, and each of the other Loan Documents remains in full force and effect, and each constitutes the valid and legally binding obligation of the Borrower, enforceable in accordance with its terms;

          (d) All of the Borrower's representations and warranties contained in the Loan Agreement and the other Loan
Documents are true and correct on and as of the date of the Borrower's execution of this Agreement; and

          (e) No Event of Default and no event which, with notice, lapse of time or both would constitute an Event of Default, has occurred and is continuing under the Loan Agreement or the other Loan Documents which has not been waived in writing by the Lender.

     3.   The Loan Agreement is hereby amended as follows:

          (a)  The definition of "Second Revolving Credit
Termination Date" in Section 1.1 of the Loan Agreement is hereby amended in its entirety as follows:

               "Second Revolving Credit Termination Date" means the earliest of (a) October 31, 1997, (b) the date on which the Second Revolving Credit Note matures
     (by acceleration or otherwise), or the date on which the Lender's obligation to make advances under the Second Revolving Loan is terminated by the Lender following an Event of Default.

          (b) Section 2.1.2 of the Loan Agreement is hereby amended in its entirety as follows:

               Section 2.1.2 Use of Second Revolving Credit Facility. The Second Revolving Credit Facility may be used by the Borrower (a) to fund tax indemnification obligations of the Borrower and refund timing differences, (b) to repurchase its own common stock, provided that advances for such repurchases (collectively, "Stock Purchase Advances") shall be
     limited to $2,500,000 in the aggregate, and   for the
     Borrower's other working capital purposes.

          (c) Section 2.1.3 of the Loan Agreement is hereby amended by changing the second sentence (containing only the definition of "Interest Period") in its entirety as follows:

     A Fixed Rate may be in effect for a period of 30, 60, 90, or 180 days (an "Interest Period")

     4. The Borrower hereby issues, ratifies and confirms the representations, warranties and covenants contained in the Loan Agreement, as amended hereby. The Borrower agrees that this Agreement is not intended to and shall not cause a novation with respect to any or all of the Obligations.

     5. The Borrower shall pay at the time this Agreement is executed and delivered all fees, commissions, costs, charges, taxes and other expenses incurred by the Lender and its counsel in connection with this Agreement, including, but not limited to, reasonable fees and expenses of the Lender's counsel and all recording fees, taxes and charges.

     6. This Agreement may executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and taken together shall constitute but one and the same instrument. The parties agree that their respective signatures may be delivered by facsimile. Any party who chooses to deliver its signature by facsimile agrees to provide a counterpart of this Agreement with its inked signature promptly to each other party.

     IN WITNESS WHEREOF, the parties hereto have signed and sealed this Agreement on the day and year first above written.

WITNESS OR ATTEST:                 DAVCO RESTAURANTS, INC.


_________________________          By:/S/ Harvey Rothstein(Seal)
                                      Harvey Rothstein
                                      Executive Vice President
WITNESS OR ATTEST:                 SOUTHERN HOSPITALITY CORPORATION


_________________________          By:/S/ Harvey Rothstein(Seal)
                                      Harvey Rothstein
                                      Executive Vice President
WITNESS OR ATTEST:                    MDF, Inc


_________________________          By:/S/Harvey Rothstein(Seal)
                                      Harvey Rothstein
                                      Executive Vice President


WITNESS:                           THE FIRST NATIONAL BANK OF MARYLAND



_________________________          By:/S/ Christopher A. Padgett(Seal)
                                      Christopher A. Padgett
                                      Vice President